Exhibit 10.8

                                 AMENDMENT NO. 2

                                       TO

                              FORBEARANCE AGREEMENT


          This AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT (the "Amendment"), dated as of the ____ day of February, 1999, by and among Sandler Mezzanine Partners, L.P., a Delaware limited partnership, Sandler Mezzanine T-E Partners, L.P., a Delaware limited partnership, Sandler Mezzanine Foreign Partners, L.P., a Delaware limited partnership, T. Rowe Price High Yield Fund, Inc., Page America Group, Inc., a New York corporation, Page America of Illinois, Inc., an Illinois corporation, Page America Communications of Indiana, Inc., an Indiana corporation, Page America of New York, Inc., a New York corporation, Page America Communications of California, Inc., a California corporation, and Page America Communications of Florida, Inc., a Florida corporation.

          WHEREAS, the parties have entered into a Forbearance Agreement dated as of July 1, 1997, as previously amended (the "Agreement");

          WHEREAS, the parties desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. Terms defined in the Agreement shall have the same meaning when used herein.

          2. The definition of Forbearance Period Expiration Date contained in the Agreement is hereby amended by deleting the date "March 1, 1999" contained therein and inserting in place thereof "August 31, 1999."

          3. Except as specifically amended herein, the Agreement remains unmodified and in full force and effect in accordance with its terms.

          4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                                 SANDLER MEZZANINE PARTNERS, L.P.

                                 By:  Sandler Mezzanine Partnership, General
                                      Partner

                                 By:  EMEBE MEDIA CORP., General Partner


                                 By: ______________________________
                                      Name:  Moira Mitchell
                                      Title: Vice President


                                 SANDLER MEZZANINE FOREIGN PARTNERS,  L.P.

                                 By:  Sandler Mezzanine General Partnership,
                                      General Partner

                                 By:  EMEBE MEDIA CORP., General Partner


                                 By:______________________________
                                     Name:  Moira Mitchell
                                     Title: Vice President


                                 SANDLER MEZZANINE T-E PARTNERS, L.P.

                                 By:  Sandler Mezzanine General Partnership,
                                      General Partner

                                 By:  EMEBE MEDIA CORP., General Partner


                                 By:______________________________
                                    Name:  Moira Mitchell
                                    Title: Vice President


                                 T. ROWE PRICE HIGH YIELD FUND, INC.


                                 By:______________________________
                                    Name: Mark J. Vaelkiv
                                    Title: President


                                 PAGE AMERICA GROUP, INC.


                                 By:______________________________
                                    Name:
                                    Title:


                                 PAGE AMERICA OF ILLINOIS, INC.


                                  By:_____________________________
                                      Name:
                                      Title:


                                  PAGE AMERICA COMMUNICATIONS OF
                                  INDIANA, INC.


                                   By:____________________________
                                      Name:
                                      Title:


                                   PAGE AMERICA OF NEW YORK, INC.


                                    By:___________________________
                                       Name:
                                       Title:


                                    PAGE AMERICA COMMUNICATIONS OF
                                    CALIFORNIA, INC.


                                    By:___________________________
                                        Name:
                                        Title:


                                    PAGE AMERICA COMMUNICATIONS OF
                                    FLORIDA, INC.


                                    By:___________________________
                                       Name:
                                       Title:

                                AMENDMENT NO. 1

                                       TO

                             FORBEARANCE AGREEMENT


          This AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT (the "Amendment"), dated as of the ____ day of December, 1998 by and among Sandler Mezzanine Partners, L.P., a Delaware limited partnership, Sandler Mezzanine T-E Partners, L.P., a Delaware limited partnership, Sandler Mezzanine Foreign partners, L.P., a Delaware limited partnership, T. Rowe Price High Yield fund, Inc., Page America Group, Inc., a New York corporation, Page America of Illinois, Inc., an Illinois corporation, Page America Communications of Indiana, Inc., an Indiana corporation, Page America of New York, Inc., a New York corporation, Page America Communications of California, Inc., a California corporation and Page America Communications of Florida, Inc., a Florida corporation.

          WHEREAS, the parties have entered into a Forbearance Agreement dated as of July 1, 1997, (the "Agreement");

          WHEREAS, the parties desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1. Terms defined in the Agreement shall have the same meaning when used herein

          2. The definition of Forbearance Period Expiration Date contained in the Agreement is hereby amended by deleting the date "March 1, 1999" contained therein and inserting in place thereof "March 31, 1999 or if The Senior Secured Facilities with Paribas Corporation, as agent, are consummated prior to that date, the Maturity date of such Facilities."

          3. Except as specifically amended herein, the Agreement remains unmodified and in full force and effect in accordance with its terms.

          4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute on and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date year first above written.


                                SANDLER MEZZANINE PARTNERS, L.P.

                                By:   Sandler Mezzanine Partnership, General
                                      Partner

                                By:  EMEBE MEMDIA CORP. General Partner

                                By: ______________________________
                                    Name:
                                    Title:


                                SANDLER MEZZANINE FOREIGN PARTNERS, L.P.

                                By:  Sandler Mezzanine General Partnership,
                                     General Partner


                                By:  EMEBE MEDIA CORP., General Partner


                                By: ________________________________
                                    Name:
                                    Title:


                                SANDLER MEZZANINE T-E PARTNERS, L.P.


                                By:  Sandler Mezzanine General partnership,
                                     General Partner


                                EMEBE MEDIA CORP., General Partner


                                By:____________________________
                                   Name:
                                   Title:


                                T. ROWE PRICE HIGH YIELD FUND, INC.


                                By: ___________________________
                                    Name:
                                    Title:


                                PAGE AMERICA GROUP, INC.


                                By: ____________________________
                                    Name: David Barry
                                    Title: President


                                PAGE AMERICA OF ILLINOIS, INC.


                                By: ____________________________
                                    Name: David Barry
                                    Title: President


                                PAGE AMERICA COMMUNICATIONS OF INDIANA, INC.


                                By: ____________________________
                                    Name: David Barry
                                    Title: President


                                PAGE AMERICA OF NEW YORK, INC.


                                By: ____________________________
                                    Name: David Barry
                                    Title: President


                                PAGE AMERICA COMMUNICATIONS OF CALIFORNIA, INC.


                                By: ____________________________
                                    Name: David Barry
                                    Title: President



                                PAGE AMERICA COMMUNICATIONS OF FLORIDA, INC.


                                By: ____________________________
                                    Name: David Barry
                                    Title: President